Exhibit 10.6

THIRD AMENDMENT TO THE

US AIRWAYS FUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN

     THIS THIRD AMENDMENT to the US AIRWAYS FUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN (the "Plan"), is entered into as of the 24th day of June, 2004, by US AIRWAYS, INC. (the "Company").

W I T N E S S E T H:

     WHEREAS, the Company established the Plan effective as of October 16, 2003, to provide supplemental retirement benefits for certain executive employees of the Company who were specified as Participants under Exhibit A to the Plan document; and

     WHEREAS, the Company now desires to add Anita P. Beier as a participant in the Plan, and to indicate the removal of David N. Siegel, Neal S. Cohen and P. Douglas McKeen, who are no longer employed by the Company and whose accounts have been fully distributed from the Plan; and

     WHEREAS, Section 2.1 of the Plan provides that the Company (acting through the Human Resources Committee or other persons designated by the Human Resources Committee) may designate additional key management or highly compensated employees to become eligible for the Plan;

     NOW, THEREFORE, the Company does hereby amend the Plan as follows, effective as of May 18, 2004:

1.

     As permitted under Section 2.1 of the Plan, Exhibit A to the Plan shall be deleted in its entirety and the following shall be substituted in lieu thereof:

EXHIBIT A

US AIRWAYS FUNDED EXECUTIVE DEFINED CONTRIBUTION PLAN
Name of Participants With Prior SERPS	Effective Date of Participation	End of Participation/ Cash Out Date
N. Bruce Ashby	October 16, 2003
B. Ben Baldanza	October 16, 2003
Jerrold A. Glass	October 16, 2003
Neal S. Cohen	October 16, 2003	May 20, 2004
Alan W. Crellin	October 16, 2003
John Prestifilippo	October 16, 2003
Elizabeth Lanier	October 16, 2003
David N. Siegel	October 16, 2003	May 21, 2004

Name of Participants Who Do Not Have Prior SERPS	Effective Date of Participation	End of Participation/ Cash Out Date
P. Douglas McKeen	October 16, 2003	May 5, 2004
David Davis	October 16, 2003
Christopher Chiames	October 16, 2003
Andrew P. Nocella	January 26, 2004
Eilif Serck-Hanssen	January 26, 2004
Anita P. Beier	May 18, 2004

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2.

     Except as specifically set forth above, the terms of the Plan shall remain in full force and effect as prior to this Third Amendment.

     IN WITNESS WHEREOF, the Company has caused this Third Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.

                                           US AIRWAYS, INC.

                                           By: Elizabeth Lanier

                                           Title: Executive Vice President, General Counsel
                                           and Corporate Affairs and Corporate Secretary

ATLANTA:4654714.1